UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):         November 30, 2007
Dolan Media Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33603	43-2004527

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

706 Second Avenue South, Suite 1200, Minneapolis, Minnesota	55402

(Address of Principal Executive Offices)	(Zip Code)
(612) 317-9420
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)]
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Common Unit Purchase Agreement
Common Unit Purchase Agreement
Amendment No. 2 to Amended and Restated Operating Agreement
Consent Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On November 30, 2007, Dolan APC LLC (“Dolan APC”), a wholly-owned subsidiary of Dolan Media Company (the “Company”), entered into common unit purchase agreements with each of Trott & Trott, P.C. (“Trott & Trott”) and Feiwell & Hannoy Professional Corporation (“Feiwell & Hannoy”) pursuant to which on such date Dolan APC purchased an additional 9.07% membership interest in American Processing Company, LLC (“APC”) from Trott & Trott for a purchase price of $12.5 million and an additional 2.25% membership interest in APC from Feiwell & Hannoy for a purchase price of $3.1 million. APC is the operating unit of the Company’s Professional Services Division that processes residential mortgage defaults, and Trott & Trott and Feiwell & Hannoy are its two law firm customers. Giving effect to this purchase, Dolan APC, Trott & Trott and Feiwell & Hannoy now own an 88.68%, 9.07% and 2.25% membership interest, respectively, in APC. David Trott, the president of APC, holds a majority interest in, and is also the managing attorney of, Trott & Trott. See “Certain Relationships and Related Transactions – David A. Trott” in the Company’s prospectus filed on August 2, 2007 with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, for a description of certain other relationships between the Company or its affiliated entities and Trott & Trott, Mr. Trott or his affiliated entities. Douglas Hannoy and Michael Feiwell, each vice presidents of APC, are the sole shareholders and principal attorneys of Feiwell & Hannoy. The purchase agreements with Trott & Trott and Feiwell & Hannoy are filed as Exhibits 10.1 and 10.2, respectively, to this report and the foregoing description is qualified by reference to the full text of the purchase agreements set forth in the exhibits.
     On November 30, 2007, Dolan APC, Trott & Trott and Feiwell & Hannoy also entered into Amendment No. 2 to the Amended and Restated Operating Agreement of APC. Under the terms of APC’s existing operating agreement, Feiwell & Hannoy and Trott & Trott each were granted the right to require APC to purchase, for a period of six months after August 7, 2009, all or any portion of their respective membership interest in APC for a purchase price based upon 6.25 times the trailing twelve month EBITDA of APC. The amendment changed the calculation of this purchase price to provide that, upon the exercise of the repurchase right by either Trott & Trott or Feiwell & Hannoy, the purchase price for such party’s membership interest will be based upon 6.25 times the trailing twelve month EBITDA of APC less the aggregate amount of any interest bearing indebtedness outstanding for APC as of the date the repurchase occurs. The amendment is filed as Exhibit 10.3 to this report and the foregoing description is qualified by reference to the full text of the amendment set forth in the exhibit.
     In order to purchase the additional membership interests in APC from Trott & Trott and Feiwell & Hannoy and amend the amended and restated operating agreement of APC to change the repurchase price, the Company was required to obtain the consent of the banks (the “Lenders”) party to the Company’s second amended and restated credit agreement. The Company obtained this consent on November 30, 2007 by, along with Dolan APC, APC and Dolan Finance Company, a wholly-owned subsidiary of the Company (“Dolan Finance”), entering into a consent agreement with the Lenders and U.S. Bank National Association, as agent for the Lenders. The consent agreement is filed as Exhibit 10.4 to this report and the foregoing description is qualified by reference to the full text of the Consent Agreement set forth in the exhibit.
     On December 3, 2007, the Company issued a press release announcing Dolan APC’s purchase of the additional membership interest in APC from Trott & Trott and Feiwell & Hannoy and the related matters described herein. A copy of the press release is attached hereto as Exhibit 99.1.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant
     On November 30, 2007, the Company drew down $7.0 million in principal amount under its $150 million revolving credit facility that was established pursuant to its credit agreement with the Lenders. This principal amount will initially bear interest at a rate of 7.5% per year and has a final maturity date of August 8, 2012. The Company contributed the entire amount drawn down, plus an additional $8.6 million in cash, to Dolan Finance, which in turn loaned the entire amount of the contribution, or $15.6 million, to Dolan APC pursuant to an unsecured promissory note. This promissory note provides that the principal amount of $15.6 million will accrue interest at an annual rate equal to the prime rate plus 2%, with all principal and interest due and payable by Dolan APC on November 30, 2011. Dolan APC used the $15.6 million to fund its purchase of the additional 9.07% membership interest in APC from Trott & Trott and the additional 2.25% membership interest in APC from Feiwell & Hannoy .
     After taking into account this draw down under the revolving credit facility, as of November 30, 2007, the Company (1) has an aggregate amount of approximately $49.4 million in term loans and approximately $7.0 million in revolving loans outstanding under its credit facility and (2) has available capacity of approximately $143.6 million under its credit facility, after taking into account the senior leverage ratio requirements under the credit agreement.
     The credit agreement is described under Item 1.01 in, the Company’s Current Report on Form 8-K filed on August 13, 2007, which description is incorporated by reference herein. Such description is also qualified by reference to the full text of the credit agreement, which was filed as Exhibit 10.1 to such previously filed Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description of Exhibits
10.1	Common Unit Purchase Agreement, dated November 30, 2007, by and between Dolan APC LLC and Trott & Trott, P.C.

10.2	Common Unit Purchase Agreement, dated November 30, 2007, by and between Dolan APC LLC and Feiwell & Hannoy Professional Corporation.

10.3	Amendment No. 2 to Amended and Restated Operating Agreement of American Processing Company, LLC, dated November 30, 2007.

10.4	Consent Agreement, dated November 30, 2007 by and among Dolan Media Company, as Borrowers’ Agent, Dolan Finance Company, Dolan APC LLC, American Processing Company, LLC, the banks listed on the signature pages thereto, and U.S. Bank National Association, as agent for the banks.

99.1	Press Release of Registrant dated December 3, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLAN MEDIA COMPANY
By:	/s/ Scott J. Pollei
Name:	Scott J. Pollei
Its:	Executive Vice President and Chief Financial Officer

Dated: December 3, 2007

Exhibit Index

Exhibit
Number	Description of Exhibits
10.1	Common Unit Purchase Agreement, dated November 30, 2007, by and between Dolan APC LLC and Trott & Trott, P.C.

10.2	Common Unit Purchase Agreement, dated November 30, 2007, by and between Dolan APC LLC and Feiwell & Hannoy Professional Corporation.

10.3	Amendment No. 2 to Amended and Restated Operating Agreement of American Processing Company, LLC, dated November 30, 2007.

10.4	Consent Agreement, dated November 30, 2007 by and among Dolan Media Company, as Borrowers’ Agent, Dolan Finance Company, Dolan APC LLC, American Processing Company, LLC, the banks listed on the signature pages thereto, and U.S. Bank National Association, as agent for the banks.

99.1	Press Release of Registrant dated December 3, 2007.